EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LogSearch, Inc.  (the “Company”) on Form 10-QSB for the period ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Durward, Principal Executive Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2007

By:  /s/ James Durward

Name:  James Durward

 Title:  President, CFO, Treasurer, Chief Accounting Officer and Director (Principal Executive Officer)